Amendment No. 1 to Right Agreement
                          dated as of December 23, 1988

     Agreement entered into as of this 12th day of May, 1990 between NMR of America, Inc., a Delaware corporation (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent").

     WHEREAS, as of December 23, 1988 the Company and the Rights Agent entered into the Rights Agreement; and

     WHEREAS, on May 12, 1990 the Board of Directors authorized an amendment to the Rights Agreement to increase the Purchase Price (as defined therein) from $8 to $15.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

     1. The Purchase Price, so defined in the Rights Agreement, is herewith amended to be $15.

     2. In all other respects the Rights Agreement is herewith ratified, approved, confirmed and adopted.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and the respective corporate seal to be hereunto affixed and attested, all as of the day and year first a above written.

                                                      NMR of America, Inc.

                                                   By: /s/ MARINA P. ZAZENIS
                                                      --------------------------
                                                      Marina P. Zazenis
                                                      President

                                                      American Stock Transfer &
                                                      Trust Company

                                                   By: /s/
                                                      --------------------------

                       AMENDMENT NO. 2 TO RIGHTS AGREEMENT
                          DATED AS OF DECEMBER 23, 1988

     Agreement entered into as of this 7th day of February, 1991 between NMR of America, Inc., a Delaware corporation (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent").

     WHEREAS, as of December 23, 1988 the Company and the Right Agent entered into the Rights Agreement; and

     WHEREAS, as of May 12, 1990 the Company and the Rights Agent entered into Amendment No.1 to the Rights Agreement whereby the Purchase Price (as defined in the Rights Agreement) was increased from $8.00 to $15.00; and

     WHEREAS, by action taken by the Board of Directors of the Company on August 13, 1990 the Board of Directors authorized a redemption of the outstanding rights, however, such action has not been completed by the Board of Directors in that the redemption price has not been paid to the shareholders of the Corporation and the Board of Directors has, on February 7, 1991, adopted a resolution revoking the action taken on August 13, 1990; and

     WHEREAS, in any event, the Company's Board of Directors desires to reinstate the Shareholders Rights Plan under the terms contained in the Agreement dated as of December 23, 1988, as amended, a copy of which together with Amendment No. 1 thereto is attached hereto.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. The Company and the Rights Agent agree that the action heretofore taken by the Board of Directors of the Corporation on August 13, 1990 is revoked and rescinded and in all respects the Rights Agreement is reinstated as if such action of the Board of Directors on August 13, 1990 had not been taken and such action is to be treated as a nullity.

     2. In any event, the Rights Agreement dated as of December 23, 1988 and as amended by Amendment No. 1 thereto dated May 12, 1990 is reinstated and re-executed in the form of the Rights Agreement and Amendment No. 1 thereto attached hereto.

     3. In all other respects, the Rights Agreement is herewith ratified, approved, confirmed and adopted.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed all as of the day and year first above written.

                                                      NMR of America, Inc.

                                                   By: /s/ JOSEPH G. DASTI
                                                      --------------------------
                                                      Joseph G. Dasti
                                                      President

                                                      American Stock Transfer &
                                                      Trust Company

                                                   By: /s/ HERBERT J. LEMMER
                                                      --------------------------

                       AMENDMENT NO. 3 TO RIGHTS AGREEMENT
                          DATED AS OF DECEMBER 23, 1988

     This Amendment is entered into as of this 19th day of December, 1995, between NMR of America, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company (the "Rights Agent");

     WHEREAS, as of December 23, 1988, the Company and the Rights Agent entered into the Rights Agreement; and

     WHEREAS, the Board of Directors of the Company has authorized an amendment to the Rights Agreement to extend the term of the Rights Agreement and the Final Expiration Date (as such term is defined in the Rights Agreement) from December 23, 1995 to December 23, 2002.

     NOW THEREFORE, In consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

     1. The term of the Rights Agreement is hereby extended to December 23, 2002.

     2. The Final Expiration Date (as such term is defined in the Rights Agreement) is hereby extended to December 23, 2002.

     3. In all other respects, the Rights Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and the year first above written.

                                                      NMR OF AMERICA, INC.

                                                   By:  /s/ JOSEPH G. DASTI
                                                      --------------------------
                                                 Name:   Joseph G. Dasti
                                                Title:   President

                                                      AMERICAN STOCK TRANSFER &
                                                      TRUST COMPANY

                                                   By:  /s/ HERBERT J. LEMMER
                                                      --------------------------
                                                 Name:    Herbert J. Lemmer
                                                Title:    Vice President

                       AMENDMENT NO. 4 TO RIGHTS AGREEMENT
                          DATED AS OF DECEMBER 23, 1988

     This Amendment is entered into as of this ______ day of April, 1996, between NMR of America, Inc., a Delaware corporation (The "Company"), and American Stock Transfer & Trust Company (the "Rights Agent").

     WHEREAS, as of December 23, 1988, the Company and the Rights Agent entered into the Rights Agreement; and

     WHEREAS, the Board of Directors of the Company has authorized an amendment to the Rights Agreement to (i) reduce to 15% the percentage of the outstanding Common Stock required to be beneficially owned by a person in order for such person to become an "Acquiring Person" under the Rights Agreement, and (ii) to provide the Company the right to exchange the outstanding and exercisable Rights for shares of Common Stock or other securities.

     NO THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

     1. Section 1(a) of the Rights Agreement is hereby amended to read in its entirety as follows:

          "(a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, without the prior approval of the Company, shall be the Beneficial Owner (as such term is hereinafter defined) of securities representing 15% or more of the shares of Common Stock then outstanding or who was such a Beneficial Owner at any time after the date hereof, whether or not such Person continues to be the Beneficial Owner of securities representing 15% or more of the outstanding shares of Common Stock; but shall not include (i) the Company, (ii) any subsidiary of the Company (as such term is hereinafter defined), (iii) any employee benefit plan of the Company or any of its subsidiaries or (iv) any entity holding securities of the Company organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan."

     2. EXCHANGE. The Rights Agreement is hereby further amended by adding a new
Section 24A, which shall read in its entirety as follows:

          "24A. EXCHANGE. (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries, or any entity holding shares of Common Stock organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

          (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24A and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder. The Company shall promptly give public notice of any such exchange; PROVIDED, HOWEVER, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses shown on the records of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

          (c) In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock to permit any exchange of Rights as contemplated in accordance with this Section 24A, the Company shall substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a common stock equivalent (as defined in Section 11(a)(iii)). If there are unavailable sufficient shares of Common Stock and/or common stock equivalents, then the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or common stock equivalents for issuance upon exchange of the Rights, including the calling of a special meeting of shareholders. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Stock and/or common stock equivalents, the Rights shall be exchanged for the number of shares of Common Stock available for issuance upon exchange of the Rights, pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock and common stock equivalents upon exchange of the Rights among holders of Rights.

          (d) The Company shall not be required to issue fractional shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock in connection with the exchange of the Rights. In lieu of such fractional shares, the Company may, at the election of the Company, pay to the registered holders of the Rights with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market price of a share of Common Stock. For the purposes of this paragraph (d), the current market price of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24A."

     3. In all other respects, the Rights Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and the year first above written.

                                                   NMR OF AMERICA, INC.

                                                   By  /s/ JOSEPH DASTI
                                                      --------------------------
                                                   Name:   Joseph Dasti
                                                   Title:  President

                                                   AMERICAN STOCK TRANSFER &
                                                   TRUST COMPANY

                                                   By  /s/ HERBERT J. LEMMOR
                                                      --------------------------
                                                   Name:   Herbert J. Lemmor
                                                   Title:  Vice President